Non-controlling Interests	12 Months Ended
Dec. 31, 2024
Noncontrolling Interest [Abstract]
Non-controlling Interests	Non-controlling Interests
The Company is the sole managing member of FAH, LLC and as a result consolidates the financial results of FAH, LLC. The Company reports a non-controlling interest representing the common units of FAH, LLC held by the Continuing Equity Owners. Changes in Funko, Inc.’s ownership interest in FAH, LLC while Funko, Inc. retains its controlling interest in FAH, LLC will be accounted for as equity transactions. As such, future redemptions or direct exchanges of common units of FAH, LLC by the Continuing Equity Owners will result in a change in ownership and reduce or increase the amount recorded as non-controlling interest and increase or decrease additional paid-in capital when FAH, LLC has positive or negative net assets, respectively.
Net loss and comprehensive (loss) income are attributed between Funko, Inc. and noncontrolling interest holders based on each party’s relative economic ownership interest in FAH, LLC. As of December 31, 2024, 2023 and 2022, Funko, Inc. owned 53.0 million, 50.5 million and 47.2 million of FAH, LLC common units, respectively, representing a 97.2%, 94.9% and 91.6% economic ownership interest in FAH, LLC, respectively.
Net loss and comprehensive (loss) income of FAH, LLC excludes certain activity attributable to Funko, Inc., including $13.6 million, $10.5 million and $16.6 million of equity-based compensation expense for share-based compensation awards issued by Funko, Inc. for the years ended December 31, 2024, 2023 and 2022, respectively, and $0.1 million of income tax expense, $128.7 million income tax expense and $20.5 million of income tax benefit for corporate, federal, state and local taxes attributable to Funko, Inc. for the years ended December 31, 2024, 2023 and 2022, respectively.